Exhibit 10

SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made effective as of May 3, 2016 (the “Second Amendment Date”) among MATRIX SERVICE COMPANY, a Delaware corporation (the “Company”), the undersigned Canadian Borrowers (together with the Company, the “Borrowers”), the Lenders, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) for the Lenders, and amends the Third Amended and Restated Credit Agreement dated as of November 7, 2011 among the Company, the Canadian Borrowers, the Administrative Agent and the Lenders, as previously amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of March 13, 2014 (as so amended, the “Existing Credit Agreement” and, as further amended by this Amendment, the “Credit Agreement”).
The Administrative Agent, the Lenders and the Borrowers agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment (including terms used in the preamble) have the meanings provided in the Existing Credit Agreement.
2.    Amendments to Credit Agreement. The Existing Credit Agreement is amended as follows:
(a)    The following definitions are added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Bonding Obligations” means any and all obligations of the Company or any of its Subsidiaries to any Person to secure or assure the performance of any bid, contract, lease or statutory obligation, or otherwise constituting a bid, performance, return-of-money, surety, appeal or payment bond, contract or like undertaking, in each case, entered into by the Company or such Subsidiary in the ordinary course of business.
“Second Amendment Date” means May 3, 2016.
“Surety” means any surety party to any contractual arrangements entered into by the Company or any Subsidiary with respect to any bid, performance, surety or payment bonds, contracts or like undertakings.
(b)    The definition of “Canadian Borrower” in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety as follows:
“Canadian Borrower(s)” means, individually or collectively, Matrix Service Canada ULC, an Alberta unlimited liability corporation, Matrix SME Canada ULC (f/k/a Matrix Service Industrial Contractors ULC), a Nova Scotia unlimited liability corporation, and Matrix North American Construction Ltd., an Ontario Canada company.
(c)    In the definition of “Permitted Encumbrances” in Section 1.01 of the Existing Credit Agreement, subparts (e) and (f) are amended by deleting the “and” at the end of subpart

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(e) and adding “and” to the end of subpart (f). The following is added to this definition as a new subpart (g):
(g)    deposits and Liens to secure Bonding Obligations permitted under Section 6.12(iv);
(d)    The definition of “Permitted Encumbrances” in Section 1.01 of the Existing Credit Agreement is further amended by amending and restating the proviso at the definition’s end in its entirety as follows:
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (g) above.
(e)    The following is added to the Existing Credit Agreement as a new Section 2.17(j):
(j)    Grandfathered Obligation Status. For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(f)    The following sentence in Section 3.09 of the Existing Credit Agreement is amended by deleting the text indicated in strikethrough: “Each of the Company and its Subsidiaries has withheld all employee withholdings and has made all employer contributions to be withheld and made by it pursuant to applicable law on account of ~~the Canada and Quebec pension plans,~~ employment insurance and employee income taxes.”
(g)    Section 3.10(a) of the Existing Credit Agreement is amended by replacing the dollar amount “$500,000” with “$1,000,000.”
(h)    Schedule 3.13 to the Existing Credit Agreement is amended and restated in its entirety in the form of Schedule 3.13 attached to this Amendment.
(i)    Section 3.17 of the Existing Credit Agreement is amended and restated in its entirety as follows:
SECTION 3.17.    Payment and Performance Bonds. Borrowers have provided a certified list and brief description of all payment and performance bonds to which the Company or any of its Subsidiaries is a party as of the Second Amendment Date. No such bonds (or any application or related documents) currently evidence any collateral or security of any kind or nature in favor of the Surety thereunder other than (a) Facility LCs that have been issued in connection with certain of those bonds, and (b) deposits and Liens to secure Bonding Obligations permitted under Section 6.12(iv) with respect to which no Default or Event of Default under clause (x) of ARTICLE VII has occurred and is continuing.

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(j)    Schedule 3.18 to the Existing Credit Agreement is re-numbered as Schedule 3.17,
(k)    Section 5.01(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:
(a)    Within ninety (90) days after the close of each of its fiscal years, copies of the audited consolidated balance sheets of the Company and its Subsidiaries as at the end of such fiscal year, together with the related audited consolidated statements of income and statements of comprehensive income, statements of cash flows and statements of changes in stockholders’ equity for such fiscal year, and the notes thereto, all in reasonable detail, setting forth in each case in comparative form the audited consolidated figures as of the end of and for the previous fiscal year, in reasonable detail and prepared in accordance with Agreement Accounting Principles, and accompanied by a report and opinion of an independent certified public accountant reasonably acceptable to the Lenders which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall be unqualified (except for qualifications relating to changes in accounting principles or practices reflecting changes in generally accepted accounting principles and required or approved by the Company’s independent certified public accountants) and not subject to any “going concern” or like qualification or exception and shall state that such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and Subsidiaries as at the end of such fiscal year and their consolidated results of operations and cash flows for such fiscal year in conformity with Agreement Accounting Principles (or words substantially similar to the foregoing) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.
(l)    Section 5.01(b) of the Existing Credit Agreement is amended and restated in its entirety as follows:
(b)    Within forty-five (45) days after the end of the first three fiscal quarters of the Company’s fiscal year, (i) condensed consolidated balance sheets of the Company and Subsidiaries as at the end of such fiscal quarter, (ii) the related condensed consolidated statements of income and the related condensed consolidated statements of comprehensive income, each for such fiscal quarter and for the portion of the fiscal year then ended and each setting forth in comparative form the consolidated figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and (iii) the related condensed consolidated statements of cash flows for the portion of the Company’s fiscal year then ended and the related condensed consolidated statements of changes in stockholders' equity for the portion of the

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Company’s fiscal year then ended and in each case setting forth in comparative form the consolidated figures for the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Financial Officer of the Company as fairly presenting the financial condition, results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries in accordance with Agreement Accounting Principles, subject only to normal year-end audit adjustments and the absence of footnotes.
(m)    Section 5.02(c) of the Existing Credit Agreement is amended by replacing the dollar amount “$100,000” with “$500,000.”
(n)    Section 5.09(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:
The Company shall notify the Administrative Agent as soon as reasonably possible, but in any event within 30 days of the time that any Person becomes a Subsidiary as a result of the creation of such Subsidiary or an Acquisition permitted by Section 6.04 or otherwise, which notice shall be accompanied by a revised Schedule 3.13 prepared by the Company and containing the information necessary to cause the representations and warranties of the Company set forth in Section 3.13 of this Agreement to be true and correct in all material respects on and as of the date of delivery thereof to the Administrative Agent (each a “Revised Schedule 3.13”). Schedule 3.13 shall be replaced by any such Revised Schedule 3.13, and this Agreement shall be amended accordingly, upon approval of such Revised Schedule 3.13 by the Administrative Agent, notwithstanding any contrary provision of this Agreement.
(o)    The Administrative Agent, the Lenders and the Borrowers agree that the dissolution or merger of Matrix Transport contemplated by Section 5.12 of the Existing Credit Agreement may occur at any time so long as the merger or dissolution complies with Section 6.03 of the Credit Agreement, except that the Administrative Agent acknowledges that it has received the required notice of the intended dissolution or merger of Matrix Transport and that no additional notice is required regarding such dissolution or merger. Accordingly, Section 5.12 of the Existing Credit Agreement is deleted in its entirety and replaced with the following:
SECTION 5.12        RESERVED
(p)    Section 6.01(f) of the Existing Credit Agreement is amended and restated in its entirety as follows:
(f)    other Indebtedness not described in subsections (a) through (e) above (i) incurred by one or more Foreign Subsidiaries in an aggregate principal amount not exceeding $5,000,000 at any time outstanding, and (ii) incurred by the Company or any Subsidiary in an aggregate principal amount not exceeding $5,000,000 at any time outstanding (excluding any Indebtedness permitted by Section 6.01(f)(i)); and

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(q)    Section 6.02(f) of the Existing Credit Agreement is amended and restated in its entirety:
(f)    Liens not otherwise permitted hereunder (i) on the assets of Foreign Subsidiaries securing obligations outstanding under Section 6.01(f)(i) in an aggregate principal amount that does not exceed $5,000,000 at any time outstanding, and (ii) on the assets of the Company or any Subsidiary Section 6.01(f)(ii) securing obligations in an aggregate principal amount that does not exceed $5,000,000 at any time outstanding;
(r)    Section 6.02(g) of the Existing Credit Agreement is amended by changing the period (“.”) at the end of Section 6.02(g) to a semicolon (“:”) followed immediately by “and”. The following is added as a new Section 6.02(h):
(h)    Liens on any account receivable or its proceeds in favor of that account receivable’s purchaser pursuant to a sale or disposition permitted by Section 6.10.
(s)    Section 6.03(a)(iii) of the Existing Credit Agreement is amended by replacing “thirty (30) days” with “fifteen (15) days”.
(t)    Section 6.03(b) of the Existing Credit Agreement is amended and restated in its entirety as follows:
(b)    The Company will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets (including without limitation Equity Interests in any Subsidiaries), whether now owned or hereafter acquired, except (i) sales of inventory and obsolete or unneeded equipment in the ordinary course of business, (ii) sales or dispositions of accounts receivable permitted by Section 6.10, and (iii) other sales, transfers, leases or other dispositions of assets that, together with all other assets of the Company and its Subsidiaries previously leased, sold or disposed of under this Section 6.03(b)(iii) during the twelve-month period ending with the month in which any such transfer, lease, sale or other disposition occurs, do not have a fair market value, as reasonably determined by the Board of Directors of the Company, in excess of $20,000,000.00.
(u)    Section 6.10 of the Existing Credit Agreement is amended and restated in its entirety as follows:
SECTION 6.10        Sale of Accounts. The Company will not, and will not permit any Subsidiary to, sell or otherwise dispose of any notes receivable or accounts receivable, with or without recourse, except as follows:
(a)    the Company and any Subsidiary may sell an account receivable if each of the following conditions are satisfied with respect to that account

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receivable: (i) the purchaser of the account receivable is a Lender or a Lender’s Affiliate, (ii) the account receivable is sold pursuant to a “put” option or other similar arrangement providing the Company or its Subsidiary (as applicable) the exclusive ability to sell or not sell the account receivable, at its option, (iii) the purchase price for the account receivable is not less than 100% of its face value (such face value calculated without discount or offset), and (iv) the sale is made pursuant to documentation acceptable in form and content in all respects to the Administrative Agent in its sole discretion, including, if required by the Administrative Agent, an intercreditor or other similar agreement between the Administrative Agent and the applicable purchaser; and
(b)    the Company and any Subsidiary may sell or otherwise dispose of, to any Person, up to $25,000,000 of accounts receivable during any 12-month period pursuant to any agreement or arrangement not described in Section 6.10(a) above, if the purchase price for the account receivable is not less than 96% of its face value (such face value calculated without discount or offset) and the sale or disposition, and all documentation needed to evidence such sale or disposition is otherwise acceptable in all respects to the Administrative Agent in its sole discretion, including, if required by the Administrative Agent, an intercreditor or other similar agreement between the Administrative Agent and the applicable purchaser.
(v)    Section 6.12(iv) of the Existing Credit Agreement is amended and restated in its entirety as follows: “(iv) Bonding Obligations (i.e., surety, bid, payment, performance) entered into by the Company or any Subsidiary in the ordinary course of business,”.
(w)    In ARTICLE VII of the Existing Credit Agreement, subparts (v) and (w) are amended by deleting the “or” at the end of subpart (v) and changing the period (“.”) at the end of subpart (w) to a semicolon (“;”) followed immediately by “or”. The following is added to ARTICLE VII of the Existing Credit Agreement as a new subpart (x):
(x)    (i) at any time, any Surety for the Company or any of its Subsidiaries materially violates any term of any agreement with the Administrative Agent to which it is a party, which violation would adversely affect the rights or interests of the Administrative Agent and the Lenders under the Loan Documents and such violation continues for a period of ten (10) Business Days after the Administrative Agent’s delivery of written notice thereof to such Surety and the Company, (ii) any Surety takes possession of any Collateral in excess of $25,000,000, or (iii) any Surety exercises any other rights or remedies as a secured party with respect to any Collateral in excess of $25,000,000, and such action continues for a period of fifteen (15) Business Days after the earlier of (A) the Administrative Agent’s delivery of written notice thereof to the Company and (B) an Authorized Officer of the Company or any Subsidiary having obtained knowledge thereof.

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3.    Release Authorization. As provided in Section 8.03(b)(i)(B) of the Credit Agreement, the Lenders agree that the Administrative Agent is authorized, at its option and in its discretion, to release its Lien on any account receivable that is sold or disposed of in accordance with the requirements of Section 6.10 of the Credit Agreement.
4.    Waiver. The Administrative Agent and the Lenders waive any Default or Event of Default arising solely due to any or all of the following, to the extent occurring before the Second Amendment Date: (a) Company’s failure to provide (i) the certificate of its independent registered certified public accountant as required by Section 5.01(a)(ii) of the Existing Credit Agreement, (ii) any management letters prepared by its certified public accounts as required by Section 5.01(a)(iii) of the Existing Credit Agreement, and (iii) written notice to the Administrative Agent of the acquisition of Matrix Applied Technologies, LTD. and Matrix Applied Technologies PTY LTD., each a Foreign Subsidiary, within ten (10) days thereof as required by Section 5.09(a) of the Credit Agreement, and (b) Borrowers’ breach of the representation and warranty set forth in the second sentence of Section 3.17 of the Existing Credit Agreement.
5.    Effect of this Amendment; Defaults Unaffected. This Amendment (including the waivers granted under Section 4 above) is limited precisely as provided and is applicable only to the provisions of the Existing Credit Agreement and Credit Agreement described above, and is not a waiver of, amendment to, consent to or modification of any other term or provision of any of the other Loan Documents, or of any other event, condition, or transaction on the part of the Credit Parties or any other Person. Nothing in this Amendment will prejudice, act as, or be deemed to be a waiver of any Default or Event of Default or any right or remedy available to Administrative Agent or any Lender by reason of the occurrence or existence of any Default or Event of Default.
6.    Conditions. This Amendment (other than Section 9 below, which is effective immediately upon this Amendment’s execution and delivery) will be effective as of the Second Amendment Date upon satisfaction of the following conditions:
(a)    Administrative Agent’s receipt of an original, facsimile or portable document format (PDF) copy (followed promptly by originals) of the following, each dated the Second Amendment Date (or, in the case of certificates of governmental officials, a recent date before the date of the Amendment) and each in form and substance satisfactory to Administrative Agent and its legal counsel:
(i)    this Amendment, properly executed and delivered by the Borrowers and the Lenders;
(ii)    Ratifications of and Amendments to the Existing Guarantees in favor of the Administrative Agent, properly executed and delivered by the Guarantors;
(iii)    Ratifications of and Amendments to the Security Instruments in favor of the Administrative Agent, properly executed and delivered by the appropriate Credit Parties;
(iv)    certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of each Credit Party as the Administrative Agent requires evidencing the identity, authority and capacity of each officer thereof authorized

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to act as an Authorized Officer in connection with this Amendment and the other Loan Documents to which such Credit Party is a party; and
(v)    any other document or instruments requested by the Administrative Agent.
(b)    if required by the Administrative Agent, the Borrowers’ payment of all fees due to Lenders in connection with this Amendment and all reasonable fees, expenses and disbursements of any law firm or other external counsel for Administrative Agent to the extent invoiced, plus counsel’s reasonable estimate of additional fees, expenses and disbursements to be incurred by it through and after closing of this Amendment (provided that any estimate will preclude a final settling of accounts between the Borrowers and Administrative Agent). The Administrative Agent’s election to not require Borrowers to pay all such fees and expenses as a condition to the effectiveness of this Amendment will not excuse Borrower’s obligation to do so promptly upon the Administrative’ Agent’s demand.
7.    Acknowledgment and Ratification; Representations and Warranties. The Borrowers acknowledge and agree that the Credit Agreement remains in full force and effect. Each Borrower represents and warrants to the Lenders that as of the date of execution of this Amendment and as of the Second Amendment Date:
(a)    the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, in which case they are true and correct as of such earlier date, and for purposes of this Amendment the representations and warranties contained in subsection (a) of Section 3.04 are deemed to refer to the most recent financial statements furnished by the Borrowers pursuant to clauses (a) and (b) of Section 5.01.
(b)    no Default or Event of Default exists (other than Defaults or Events of Default waived by the Lenders under Section 4 above);
(c)    no Credit Party owns or has any interest in any “commercial tort claim” (as that term is defined in 12A Okla. Stat. § 1-9-102(a)(13)) that has not been specifically described in a Security Agreement as part of the Collateral;
(d)    each Borrower’s execution, delivery and performance of this Amendment has been duly authorized by all necessary organizational action and do not and will not contravene the terms of any of the Borrower’s respective organizational documents, any law or any indenture, loan or credit agreement, or any other material agreement or instrument to which any Borrower is a party or by which it is bound or to which it or its properties are subject;
(e)    no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the Borrower’s execution, delivery or performance of this Amendment or for the Amendment’s validity or enforceability; and
(f)    this Amendment constitutes each Borrower’s legal, valid and binding obligation, enforceable against each Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the

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enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity).
8.    Fees and Expenses. Borrower shall pay each Lender a party to this Amendment a modification fee of $5,000. This fee is due and payable on the Second Amendment Date. Borrowers shall also pay all fees, expenses and disbursements incurred by the Administrative Agent in connection with the preparation and documentation of this Amendment and any other documents and instruments to be executed in connection with this Amendment, including the costs and expenses of outside legal counsel.
9.    Releases. As further consideration for Administrative Agent’s and the Lender’s entry into this Amendment, each Borrower, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively the “Releasing Parties”), releases and forever discharges the Administrative Agent and each Lender and their respective successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Each Borrower understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is not an admission of liability.
10.    Governing Law; Miscellaneous. This Amendment shall be governed by the internal laws of the State of Oklahoma. Unless stated otherwise, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, and (c) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
11.    Electronic Signatures. This Amendment and the other Loan Documents may be transmitted and/or signed by facsimile or digital signature and/or transmission. The effectiveness of any such signatures shall have the same force and effect as manually-signed originals and shall be binding on all parties to this Amendment and the other Loan Documents.
[SIGNATURE PAGES ATTACHED]

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
BORROWERS:
MATRIX SERVICE COMPANY, a Delaware corporation, MATRIX SERVICE CANADA ULC, an Alberta unlimited liability corporation, MATRIX SME CANADA ULC (f/k/a Matrix Service Industrial Contractors ULC), a Nova Scotia unlimited liability corporation, and MATRIX NORTH AMERICAN CONSTRUCTION LTD., an Ontario Canada company

By:    /s/ Kevin S. Cavanah
    Kevin S. Cavanah-Vice President or Treasurer

{1488503;9}    SIGNATURE PAGE
SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Lender and Issuing Bank

By:    /s/ David Jackson
    David Jackson, Senior Vice President

{1488503;9}    SIGNATURE PAGE
SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
JPMORGAN CHASE BANK, N.A., Toronto Branch

By:    /s/ Michael N. Tam
Name:    Michael N. Tam
Title:    Senior Vice President

{1488503;9}    SIGNATURE PAGE
SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
WELLS FARGO BANK, N.A., CANADIAN BRANCH

By:    /s/ Rajesh Bakhshi
Name:    Rejesh Bakhshi
Title:    VP, Global Banking

{1488503;9}    SIGNATURE PAGE
SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
BANK OF MONTREAL (United States)

By:    /s/ Michael Gift
Name:    Michael Gift
Title:    Director

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SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

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THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
BANK OF MONTREAL (Canada)

By:    /s/ Helen Alvarez-Hernandez
Name:    Helen Alvarez-Hernandez
Title:    Director

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SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
BOKF, NA dba Bank of Oklahoma

By:    /s/ Jarrod Compton
Name:    Jarrod Compton
Title:    Senior Vice President

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SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
FIFTH THIRD BANK

By:    /s/ Matthew Lewis
Name:    Matthew Lewis
Title:    Vice President

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SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
FIFTH THIRD BANK, Operating through its Canadian Branch

By:    /s/ Ramin Ganjavi
Name:    Ramin Ganjavi
Title:    Director

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SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
BANK OF AMERICA, N.A.

By:    /s/ Medina Sales de Andrade
Name:    Medina Sales de Andrade
Title:    Vice President

{1488503;9}    SIGNATURE PAGE
SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Exhibit 10

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is executed and delivered by the parties as of the day and year first above written.
BANK OF AMERICA, N.A. (Canada Branch)

By:    /s/ Lisa M. Chzanowski
Name:    Lisa M. Chzanowski
Title:    SVP, Senior Credit Products Officer

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SECOND AMENDMENT
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

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SCHEDULE 3.13
Subsidiaries (List of All Subsidiaries, with Jurisdictions of Organization,
Ownership Percentages Held by the Company or other Subsidiaries)
Parent Company: Matrix Service Company, a Delaware corporation (the Company)

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix North American Construction, Inc.	500 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% 500 shares of common stock	5100 East Skelly Dr., Suite 700 Tulsa, OK 74135	Y
Matrix Service Inc.	5,000 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% 500 shares of common stock	5100 East Skelly Dr., Suite 700 Tulsa, OK 74135	Y
Matrix International Holding Company Limited	1 GBP	United Kingdom	Matrix Service Company	100%	5100 East Skelly Dr., Suite 700 Tulsa, OK 74135

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Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Applied Technologies, Ltd.	40,000 shares @ ₩ 5,000 (Korean won) per share	Korea	Matrix International Holding Company Limited	100%	90, Donyu 2-ro, Paju-eup, Paju-si, Kyunggi-do, South Korea
Matrix Applied Technologies, Pty. Ltd.	50,000 Shares @AUD $0.10 (Australian Dollar) per share	Australia	Matrix Applied Technologies, Ltd.	100%	247 Coward St., Suite 7.11 Mascot, NSW Australia 2020
Matrix Service, Inc., Panama ***		Panama	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	5100 East Skelly Dr., Suite 700 Tulsa, OK 74135	N

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Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
San Luis Tank S.A. de C.V. ***		Mexico	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	5100 East Skelly Dr., Suite 700 Tulsa, OK 74135	N
Matrix SME Canada, Inc.	50,000 shares of common stock @ $0.01 par value	Delaware	Matrix North American Construction, Inc.	100% 1,000 shares of common stock	1500 Chester Pike Eddystone, PA 19022	Y
Matrix SME Canada ULC	100,000 shares of common stock @ no par value	Nova Scotia, Canada	Matrix North American Construction, Inc.	100% 100 shares of Common Stock	250 Industrial Dr. Saint John, NB E2R 1A5	Y
Matrix North American Construction Ltd.	2,200,001	Ontario	Matrix North American Construction, Inc.	100% 2,200,001 shares of Common Stock to Matrix Canadian Holdings, Inc.	3196 Mainway Burlington, Ontario L7M 1A5	Y
Matrix Applied Technologies, Inc.	500 shares of common stock @ $0.01 par value	Delaware	Matrix Service Company	100% 500 shares of common stock	5100 East Skelly Drive, Suite 700 Tulsa, OK 74135	Y

Exhibit 10

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Specialized Transport, Inc.
62,000 Shares
1,000 shares of Class A common @ $1.00 par value
1,000 shares of Class B common @ $1.00 par value
30,000 shares of Class A Preferred @ $1.00 par value
30,000 shares of Class B Preferred @ $1.00 par value
		Pennsylvania	Matrix North American Construction, Inc.	100% 100 shares of Class A Common Stock 100% 400 shares of Class B Common Stock 100% 17,500 shares of Class A Preferred Stock	1500 Chester Pike Eddystone, PA 19022	Y

Exhibit 10

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Canada ULC (f/k/a Matrix Service ULC)	Unlimited common and preferred stock	Alberta, Canada	Matrix Service Inc. (OK)	100% 100 shares of Common Stock	7067 39th Street Leduc, AB T9E 0B3	Y
Matrix Service International, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y
Matrix International Holding, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y
Matrix Service Costa Rica, SRL, a Costa Rican Sociedad de Responsabilidad Limitada	10,000,000 colones	Costa Rica	Matrix Service International, LLC	100% - 10,000 colones	Costa Rica	N

Exhibit 10

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix International Construction, LLC	N/A	Oklahoma	Matrix Service International, LLC	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y
Matrix PDM Engineering, Inc.	5,000,000 shares common stock	Delaware	Matrix Service Company	100% - 1,000 shares	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y
Matrix PDM, LLC		Oklahoma	Matrix PDM Engineering, Inc.	100% -	5100 East Skelly Dr., Suite 700 Tulsa, OK 74135
Matrix International Bahamas Ltd.		Bahamas	Matrix Service International, LLC	100%	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N

Exhibit 10

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Mobile Aquatic Solutions, Inc.	500 shares of Common Stock, $0.01 / share par value	Oklahoma	Matrix Service Inc.	100%	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135
MSE International Puerto Rico, LLP		Puerto Rico	Matrix International Engineering, LLP Kenneth Erdmann Joseph Hoptay	99% - Class A Partnership Participation Units 0.5% - Class B Partnership Participation Units 0.5% Class B Partnership Participation Units	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N

Exhibit 10

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Construction, SRL		Panama	Matrix International Holding, LLC Matrix Service International, LLC	50% 50%	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N
Matrix International Engineering, LLP		Delaware	Matrix Service International, LLC Matrix PDM Engineering, Inc.		5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N
Matrix Construction Puerto Rico, LLC		Puerto Rico	Matrix International Engineering, LLP Kenneth Erdmann Joseph Hoptay		5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N
*** Not currently considered to be a Subsidiary for purposes of the Credit Agreement - see the revised definition of “Subsidiary”